EXHIBIT 23








                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (File No. 333-100483) on Form S-8 of First SecurityFed Financial, Inc. of our report dated January 30, 2004 appearing in this Annual Report on Form 10-K of First SecurityFed Financial, Inc. for the year ended December 31, 2003.




                                                    Crowe Chizek and Company LLC

Oak Brook, Illinois
March 27, 2004